Exhibit 10.1.2

FIRST AMENDMENT TO CREDIT AGREEMENT
This First Amendment to Credit Agreement, dated as of June 29, 2016 (this “Amendment”), is made by and among ATHENE HOLDING LTD., an exempted company incorporated under the laws of Bermuda (“AHL”), ATHENE LIFE RE LTD., an exempted company incorporated under the laws of Bermuda (“Athene Life Re”), ATHENE USA CORPORATION, an Iowa corporation (“AUSA”, together with AHL and Athene Life Re, collectively, the “Borrowers” and individually, each a “Borrower”), the Lenders party hereto, and CITIBANK, N.A., as administrative agent for the Lenders under the Credit Agreement defined below (in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, reference is made to that certain Credit Agreement, dated as of January 22, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), by and among the Borrowers, the Lenders from time to time party thereto and the Administrative Agent; and
WHEREAS, the Borrowers have requested that the Lenders amend certain Provisions of the Credit Agreement, and the Lenders have agreed to make such amendments, in each case, upon the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
Section 1.    Amendments.
(a)    Schedule 5.09 of the Credit Agreement is hereby replaced with Schedule 5.09 attached hereto;
(b)    Section 6.01(ii) of the Credit Agreement is hereby amended to insert the following proviso immediately before the semicolon at the end thereof: “; provided, that such financial statements for the fiscal quarter ended March 31, 2016 may be delivered by the Borrowers to the Administrative Agent and each Lender no later than June 30, 2016”;
(c)    Section 6.01(iii) of the Credit Agreement is hereby amended to insert the following proviso immediately before the semicolon at the end thereof: “; provided that the annual Statutory Statement of Athene Life Re for the fiscal year ended December 31, 2015 may be delivered by the Borrowers to the Administrative Agent no later than June 30, 2016”;
(d)    Section 6.01(iv) of the Credit Agreement is hereby amended by replacing the phrase “five days” with “five Business Days” in the first line thereof;
(e)    Section 6.01(iv) of the Credit Agreement is hereby amended to insert the following proviso immediately before the semicolon at the end thereof: “; provided that the quarterly Statutory Statement of each Material Insurance Subsidiary for the fiscal quarter ended March 31, 2016 may be delivered by the Borrowers to the Administrative Agent no later than June 30, 2016”; and
(f)    Section 6.02(i)(C) of the Credit Agreement is hereby amended and restated to read as follows:
(C) if the aggregate total assets of the Borrowers and the Material Subsidiaries represent less than 75% of the Consolidated Total Assets of AHL and its Subsidiaries (based upon and as of the date of delivery of the most recent consolidated financial statements of AHL furnished pursuant to Section 4.01(a)(viii), Section 6.01(i) or 6.01(ii), as applicable), identifying one or more Subsidiaries that shall thereafter be designated (and the Borrowers shall thereupon so designate such Subsidiaries as) Material Subsidiaries hereunder so that the total assets of all of the Subsidiaries that are not Material Subsidiaries shall not exceed 25% of the Consolidated Total Assets of AHL and its Subsidiaries (based upon and as of the date of delivery of the most recent consolidated financial statements of AHL furnished pursuant to Section 4.01(a)(viii), Section 6.01(i) or 6.01(ii), as applicable) as of the last day of the period for which such financial statements are delivered.
Section 2.    Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above, subject to satisfaction of the following conditions precedent: (i) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders; (ii) except to the extent waived hereby, the representations and warranties of the Borrowers contained in the Credit Agreement and each other Loan Document shall be true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date first set forth above with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need only be true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such date; and (iii) after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing.

Exhibit 10.1.2

Section 3.    Waiver. The Administrative Agent and the Required Lenders hereby waive any Default or Event of Default related to the extensions of time and amendments set forth in Section 1 above.
Section 4.    Force and Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective (i) only with respect to the provisions of the Credit Agreement specifically referred to herein and (ii) only for this single instance and is not intended to waive compliance with any provision of the Credit Agreement or any other Loan Document for future periods. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 5.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 7.    Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
Section 8.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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Exhibit 10.1.2

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.
ATHENE HOLDING LTD.
By: /s/ Zachary Jones
Name: Zachary E. Jones
Title: Senior Vice President, Chief Financial Officer, International

ATHENE LIFE RE LTD.
By: /s/ Frank L. Gillis
Name: Frank L. Gillis
Title: Chief Executive Officer

ATHENE USA CORPORATION
By: /s/ Guy H. Smith, III
Name: Guy Hudson Smith, III
Title: President

Exhibit 10.1.2

CITIBANK, N.A., as Administrative Agent and a Lender
By: /s/ Peter C. Bickford
Name: Peter C. Bickford
Title: Vice President and Managing Director

ROYAL BANK OF CANADA, as a Syndication Agent and a Lender
By: /s/ Brij Grewal
Name: Brij Grewal
Title: Authorized Signatory

BARCLAYS BANK PLC, as a Syndication Agent and a Lender
By: /s/ Mathew Cybul
Name: Mathew Cybul
Title: Assistant Vice President

DEUTSCHE BANK SECURITIES INC., as a Documentation Agent
By: /s/ John S. McGill
Name: John S. McGill
Title: Director
By: /s/ Scott Flieger
Name: Scott Flieger
Title: Managing Director

Exhibit 10.1.2

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President
By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

BMO HARRIS BANK, N.A., as a Documentation Agent and a Lender
By: /s/ Debra Basler
Name: Debra Basler
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Documentation Agent and a Lender
By: /s/ Kimberly Shaffer
Name: Kimberly Shaffer
Title: Managing Director

BNP PARIBAS, as a Lender
By: /s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President
By: /s/ Michael Albenese
Name: Michael Albenese
Title: Managing Director

Exhibit 10.1.2

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Bonnie S. Wiskowski
Name: Bonnie S. Wiskowski
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Kristen M. Murphy
Name: Kristen M. Murphy
Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By: /s/ Derek Miller
Name: Derek Miller
Title: Vice President

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender
By: /s/ Harry Comninellis
Name: Harry Comninellis
Title: Authorized Signatory

Exhibit 10.1.2

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender
By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory
By: /s/ Nicholas Goss
Name: Nicholas Goss
Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By: /s/ Joseph A. Conte
Name: Joseph A. Conte, CFA
Title: Vice President

SUNTRUST BANK, as a Lender
By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

SOCIETE GENERALE, as a Lender
By: /s/ Shelley Yu
Name: Shelley Yu
Title: Director

Exhibit 10.1.2

Schedule 5.09
Subsidiaries

Subsidiary	Jurisdiction of incorporation	Percentage of Equity Interests Owned
Athene Life Re Ltd.	Bermuda	100% of common stock owned by AHL
Athene USA Corporation (“AUSA”)	Iowa	100% of common stock owned by AHL
AGER Bermuda Holding Ltd. (“AGER”)	Bermuda	100% of common stock owned by AHL
Athene Deutschland Verwaltungs GmbH (“ADV”)	Germany	100% of common stock owned by AGER
Athene Deutschland Holding GmbH & Co. KG (“ADKG”)	Germany	100% of the limited partner interests owned by AGER; 100% of general partner interests owned by ADV
Athene Deutschland GmbH (“AD”)	Germany	100% of the common stock owned by ADKG
Athene Lebensversicherung AG	Germany	100% of common stock is owned by AD
Athene Pensionskasse AG	Germany	100% of common stock owned by AD
Athene Deutschland Anlagemanagement GmbH	Germany	100% of common stock owned by AD
Athene Real Estate Management Company S.a.r.l (“AREM”)	Luxembourg	93.6% of membership interest owned by AD 0.8% of membership interest owned by ADKG
Athene Employee Services, LLC	Iowa	AUSA is the sole member
Athene London Assignment Corporation	Delaware	100% of common stock owned by AUSA
Athene Assignment Corporation	Delaware	100% of common stock owned by AUSA
Athene Annuity & Life Assurance Company (“AADE”)	Delaware	100% of common stock owned by AUSA
ACM Trademarks, L.L.C	Iowa	AUSA is the sole member
ARPH (Headquarters Building), LLC	Iowa	AUSA is the sole member
Athene Life Insurance Company	Delaware	100% of common stock is owned by AADE
Athene Annuity and Life Company (“AAIA”)	Iowa	100% of common stock is owned by AADE
P.L. Assigned Services, Inc.	New York	100% of common stock is owned by AADE
Athene Annuity & Life Assurance Company of New York (“AANY”)	New York	100% of common stock is owned by AAIA
Structured Annuity Reinsurance Company	Iowa	100% of common stock is owned by AAIA
Athene Securities, LLC	Indiana	AAIA is the sole member
Centralife Annuities Service, Inc.	Arizona	100% of common stock is owned by AAIA
Athene Re USA IV, Inc.	Vermont	100% of common stock is owned by AAIA
AREI (Renaissance), LLC	Iowa	AAIA is the sole member
AREI (Marketplace), LLC	Iowa	AAIA is the sole member
AREI (Boyette), LLC	Iowa	AAIA is the sole member
AREI (Cedar Valley), LLC	Iowa	AAIA is the sole member
AREI (Watson), LLC	Iowa	AAIA is the sole member
AREI (Brookfield) LLC	Iowa	AAIA is the sole member
AREI (CPB) LLC	Iowa	AAIA is the sole member
Athene Life Insurance Company of New York	New York	100% of common stock is owned by AANY
Elemantae S.A.	Luxembourg	100% common stock owned by AREM